ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2017
Disclosure Of Asset Retirement Obligations [Abstract]
Disclosure of other provisions, contingent liabilities and contingent assets [text block]
8. ASSET RETIREMENT OBLIGATIONS

The following table reconciles the change in Vermilion’s asset retirement obligations:

($M)	2017	2016
Balance at January 1	525,022	305,613
Additional obligations recognized	3,273	68,288
Changes in estimates	(48,904)	3,454
Obligations settled	(9,334)	(9,617)
Accretion	26,971	24,783
Changes in discount rates	(2,586)	144,729
Foreign exchange	22,738	(12,228)
Balance at December 31	517,180	525,022

Vermilion has estimated the asset retirement obligations based on a total undiscounted future liability of $1.6 billion (2016 - $1.4 billion). These payments are expected to be made between 2018 and 2067, with the majority of spending occurring between 2027 and 2034 ($0.6 billion) and between 2063 and 2067 ($0.4 billion). Inflation rates used in determining the cash flow estimates were between 0.6% and 2.2% (2016 - between 0.5% and 2.2%). Vermilion calculated the present value of the obligations using a credit-adjusted risk-free rate, calculated using a credit spread of 3.8% (2016 - 3.8%) added to risk-free rates based on long-term, risk-free government bonds.

The risk-free rates used as inputs to discount the obligations were as follows:

	Dec 31, 2017	Dec 31, 2016
Canada	2.3%	2.3%
France	1.8%	1.7%
Netherlands	0.5%	(0.3)%
Germany	1.0%	0.9%
Ireland	0.4%	0.5%
Australia	2.9%	3.2%
USA	2.4%	2.6%

A 0.5% increase/decrease in the discount rate applied to asset retirement obligations would decrease/increase asset retirement obligations by approximately $40.0 million. A one year increase/decrease in the expected timing of abandonment spend would decrease/increase asset retirement obligations by approximately $20.0 million.